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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, J. Stephen Barley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Tuscany Minerals Ltd. for the year ended December 31, 2001 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Tuscany Minerals, Ltd.


                                      By:     /s/ J. STEPHEN BARLEY
                                              ----------------------------

                                      Name:   J. STEPHEN BARLEY

                                      Title:  Chief Executive Officer and Chief
                                              Financial Officer

                                      Date:   February 18, 2003